Exhibit 5c

                              Form of Application

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[ Phoenix logo here ]    Phoenix Home Life Mutual Insurance Company                                           GROUP VARIABLE ANNUITY
                         PHL Variable Insurance Company                                                     OWNER MASTER APPLICATION

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Please check appropriate plan type (Check only one):  / / Allocated   / / Unallocated
                                                                                               H.O. Use Only: Case # _______________
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1.  PLAN NAME
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Name                                                                                      Plan Tax ID Number

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Address (No., Street, City, State, Zip Code)                                              Employer Phone Number

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2.  CONTRACT INFORMATION
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PLAN TYPE: / / Defined Benefit (003)  / / Money Purchase (003)  / / Profit Sharing (004)  / / Target Benefit (019)  / / 401(k) (020)
/ / Form PT 352 enclosed (If not, explain in Miscellaneous Instructions/Comments Section)

SUB-ACCOUNT TRANSFERS AND ALLOCATION CHANGES BY PHONE :  / / None   / / Trustee Only   / / Trustee or Participant (For Allocated
Plans only) Sub-account transfers and changes in payment allocation by phone are subject to the terms of the Prospectus. Telephone instructions will be accepted from the Trustee(s) and plan participants. You agree that, because the Company cannot verify the authenticity of telephone instructions, the Company will not be liable for any loss caused by acting on telephone instructions, unless caused by the Company's gross negligence. If you check "none", telephone instructions will not be accepted.

TEMPORARY MONEY MARKET ALLOCATION:  / / Yes   / / No

If "yes", premiums are temporarily allocated to the Money Market Sub-account until end of the Right to Cancel period as stated in the contract.

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ALLOCATED                                                   UNALLOCATED (OR ALLOCATED WITH EMPLOYER CHOICE OF SUB-ACCOUNTS)
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Will Participants be allowed to choose sub-account
allocations.   / / Yes   / / No                             Please complete the following Sub-account allocation elections:*
                                                            (FULL PERCENTAGES MUST BE USED AND MUST TOTAL 100%)
If yes, please refer participants to section 3 on the       _____% Money Market (141)       _____% Growth (142)
Participant Account Insormation (Form OL 1871).             _____% Bond (143)               _____% Guaranteed Interest Account (144)
                                                            _____% Total Return (145)       _____% International(146)
If no, please fill out the sub-account allocation           _____% Balanced(147)            _____% Real Estate Securities (148)
elections to the right.                                     _____% Wanger US Small Cap (153)
                                                            _____% Wanger International Small Cap (154)
*Would you like your contract to                            _____% Other ___________________________________________________________
have a loan provision?   / / Yes   / / No                   _____% Other ___________________________________________________________
(Subject to State approval.)                                _____% Other ___________________________________________________________

Participant Annual Administrative charge should
automatically be deducted from which Contribution
Source:        / / Employer   / / Employee

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3.  OPTIONS
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SYSTEMATIC TRANSFER DOLLAR COST AVERAGING
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ALLOCATED

Will systematic transfers be offered to Plan Participants?  / / Yes   / / No
If "yes", please instruct Plan Participants to complete section 4 on Participant Account Information (Form OL 1871).

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UNALLOCATED

Transfer Amount $ _______________ ($2,000 minimum initial value in sending Sub-account)
Indicate Frequency of Transfer:  / / Monthly     / / Quarterly     / / Semi-Annual     / / Annual

SELECT ONE SENDING SUB-ACCOUNT:

     / / Money Market (141)                       / / Growth (142)                     / / Bond (143)
     / / Guaranteed Interest Account (144)        / / Total Return (145)               / / International(146)
     / / Balanced(147)                            / / Real Estate Securities (148)     / / Wanger US Small Cap (153)
     / / Wanger International Small Cap (154)     / / Other ________________________________________________________________________

SELECT SUB-ACCOUNTS THAT WILL RECEIVE TRANSFERS:

     Sub-account                      Transfer Amount                    Sub-account                      Transfer Amount

     _________________________        $_________________________         _________________________        $_________________________

     _________________________        $_________________________         _________________________        $_________________________

     _________________________        $_________________________         _________________________        $_________________________

* Please see Service Guide for apporvals and instructions.

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OL2318                                                                                                                          9-95
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3.  OPTIONS
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FOR ALLOCATED AND UNALLOCATED

PAYROLL:

     Company Remittance Frequency:  / / 12 per year     / / 24 per year     / / 26 per year
     Would you like Billing Notices to be sent?  / / Yes   / / No

CONFIRMATION NOTICES/QUARTERLY STATEMENTS:

     Mail CONFIRMATION Notices to:  / / Employer     / / Third Party Administrator

     Mail QUARTERLY Statements to: (check maximum of 2)  / / Employer     / / Third Party Administrator     / / Participants

Would you like to receive a Statement of Additional Information?  / / Yes     / / No

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4.  REPLACEMENTS/TRANSFERS:
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Will the proposed contract replace any existing annuity or life insurance contract?  / / Yes     / / No

If yes, list company name, plan and year issued: ___________________________________________________________________________________

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5.  MISCELLANEOUS INSTRUCTIONS/COMMENTS
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____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

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Any policy issued hereunder in the State of Missouri or Oklahoma shall be considered a Missouri or Oklahoma contract respectively and its terms, including those concerning the receiving of information by the agent, shall be construed in accordance with the laws of the State of Missouri or Oklahoma respectively.

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6.  SIGNATURES
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All statements made in this application are true to the best of our knowledge and belief, and we agree that they are adopted by and are binding on us and shall form the basis for any annuity contract issued by the Company (Note: as used in this form, the Company means the company that issued the contract.) We understand that the contract applied for shall not take effect until the later of,
(1) the issuance of the contract, (2) receipt of the first required contract payment by the Company. No investment dealer or agent can make or change a contract, or waiver any of the Company's rights or requirements. The Company has the unilateral right, (1) to determine whether any contract shall be issued on the basis of this application, and (2) to waive or modify any terms or conditions of this application or any of the Company's requirements. We further agree that this application shall be affixed to and become part of the annuity contract and verify our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE
INVESTMENT EXPERIENCE OF THE PHOENIX EDGE SERIES FUND AND WANGER ADVISOR'S TRUST, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR
AMOUNT. We acknowledge receipt of current prospectuses for the Variable Annuity and the Funds. The plan designated in Section 1 meets the requirements for qualification under Internal Revenue Code section 401 and, under penalty of perjury, the contract owner certifies that the taxpayer identification number is correct as it appears in this application and that the Plan is not subject to backup withholding.

_______________________________________________________________      _________________     _________________________________________
Signed at City                                                       State                 Date

_______________________________________________________________      _______________________________________________________________
Signature of Plan Trustee                                            Signature of Plan Trustee

______________________________________________________________      _______________________________________________________________
Signature of Plan Trustee                                            Signature of Plan Trustee

The representative hereby certifies he/she witnessed the Trustee(s) signature(s) and that all information contained in this application is true to the best of his/her knowledge and belief.

Representative:  Were the terms and conditions of this contract thoroughly explained to the applicant?  / / Yes     / / No

Representative:  Will the proposed contract replace any existing annuity or life insurance contract?    / / Yes     / / No

Representative's Signature: _____________________________________________________________  Date: ___________________________________

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7.  REPRESENTATIVE INFORMATION (Please type or print)
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Representative's Name ____________________________________________________ Rep. # ______________________ % Share ___________________

Representative's Name ____________________________________________________ Rep. # ______________________ % Share ___________________

Representative's Name ____________________________________________________ Rep. # ______________________ % Share ___________________

Service Address: ___________________________________________________________________________________________________________________

City, State, ZIP Code ______________________________________________________________________ Rep. Tel. No. _________________________

Broker/Dealer Name ________________________________________________________________ Broker/Dealer Tel. No. (_____)__________________

Broker/Dealer (City, State) _____________________________________ Agency No. ______________________ Branch No. _____________________

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Please make check payable to Phoenix Home Life Companies. Send completed application with check to Variable Products Operations,
Phoenix Home Life, 101 Munson Street, P.O. Box 942, Greenfield, MA 01302-0942
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